UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-53528	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the
Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934
(§240. 12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2020, Embassy Bank for the Lehigh Valley (the “Bank”), the primary operating subsidiary of Embassy Bancorp, Inc. (the “Company”), executed a lease agreement (the “Lease”) with Lehigh County Agricultural Society, Inc. (the “Lessor”) for a proposed new branch office to be located at 2002 West Liberty Street, Allentown, Lehigh County, Pennsylvania.

The Lease provides for an initial term of seven (7) years effective January 1, 2021, and grants the Bank two (2) successive options to renew for a term of five (5) years each and one (1) successive option to renew for a term of three (3) years. In addition to certain maintenance, real estate taxes and other costs, the annual basic rent for each of the first five (5) years of the initial term is $54,000.00, followed by annual basic rent in years six (6) and seven (7) of the initial term in the amount of $60,000.00. Under the first renewal option term, annual basic rent for the first three (3) years of this option term would be $60,000.00, followed by annual basic rent in the amount of $66,000.00 for years four (4) and five (5) of this first renewal option term. Under the second renewal option term, annual basic rent for the first three (3) years of this option term would be $66,000.00, followed by annual rent in the amount of $72,000.00 for years four (4) and five (5) of this second renewal option term. Under the third renewal option term of three (3) years, annual basic rent would be $72,000.00.

Pursuant to the terms of the Lease, should the Bank fail to obtain all requisite governmental permits and approvals within 240 days following the effective date of the Lease of January 1, 2021, upon written notice to Lessor by the Bank, the Lessor agrees to termination of the Lease and a refund to the Bank of half of the basic rent paid by the Bank since the effective date.

The Bank anticipates commencing operations at the branch during the second quarter of 2021.

The foregoing description of the Lease is qualified in its entirety by reference to the Lease, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No. Description

10.1 Lease dated December 30, 2020 by and between Embassy Bank for the Lehigh Valley and Lehigh County Agricultural Society, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date: January 6, 2021	By:	/s / Judith A. Hunsicker
	Name:	Judith A. Hunsicker
	Title:	First Executive Officer,
Chief Operating and Financial Officer